As filed with the Securities and Exchange Commission on November 9, 2000

SCHEDULE 14A

(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.   )

                  Filed by the registrant [X]
                  Filed by a party other than the registrant [ ]
                  Check the appropriate box:
[ ]   Preliminary proxy statement

                                                                                                                 [ ] Confidential, For Use of the Com-
                                                                                                                 mission Only (as permitted by
                                                                                                                 Rule 14a-6(e)(2))

[X]   Definitive proxy statement

[ ]   Definitive additional materials

[ ]   Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

MUNIHOLDINGS MICHIGAN INSURED FUND II, INC.
P.O. Box 9011
Princeton, New Jersey 08543-9011

(Name of Registrant as Specified in its Charter)

Same as above

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:

     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

     (2) Form, Schedule or Registration Statement no.:

     (3) Filing Party:

     (4) Date Filed:

MUNIHOLDINGS MICHIGAN INSURED FUND II, INC.

P.O. Box 9011
Princeton, New Jersey 08543-9011

NOTICE OF 2000 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON DECEMBER 13, 2000

To the Stockholders of MUNIHOLDINGS MICHIGAN INSURED FUND II, INC.:

NOTICE IS HEREBY GIVEN that the 2000 Annual Meeting of Stockholders (the "Meeting") of MuniHoldings Michigan Insured Fund II, Inc. (the "Fund") will be held at the offices of Merrill Lynch Investment Managers L.P., 800 Scudders Mill Road, Plainsboro, New Jersey, on Wednesday, December  13, 2000 at 3:20 p.m. for the following purposes:

(1) To elect a Board of Directors to serve for the ensuing year;

(2) To consider and act upon a proposal to ratify the selection of Ernst & Young LLP to serve as independent auditors of the Fund for its current fiscal year; and

(3) To transact such other business as may properly come before the Meeting or any adjournment thereof.

The Board of Directors of the Fund has fixed the close of business on October 30, 2000 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournment thereof.

A complete list of the stockholders of the Fund entitled to vote at the Meeting will be available and open to the examination of any stockholder of the Fund for any purpose germane to the Meeting during ordinary business hours from and after November 29, 2000, at the office of the Fund, 800 Scudders Mill Road, Plainsboro, New Jersey 08536. You are cordially invited to attend the Meeting. Stockholders who do not expect to attend the Meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for this purpose. If you have been provided with the opportunity on your proxy card or voting instruction form to provide voting instructions via telephone or the Internet, please take advantage of these prompt and efficient voting options. The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund.

If you have any questions regarding the enclosed proxy material or need assistance in voting shares, please contact our proxy solicitor, Shareholder Communications Corporation at (800) 645-4519.

                                                                                   By Order of the Board of Directors

                                                                                   Alice A. Pellegrino
                                                                                   Secretary

Plainsboro, New Jersey
Dated: November 9, 2000

PROXY STATEMENT

MUNIHOLDINGS MICHIGAN INSURED FUND II, INC.
P.O. Box 9011
Princeton, New Jersey 08543-9011

2000 ANNUAL MEETING OF STOCKHOLDERS

DECEMBER 13, 2000

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of MuniHoldings Michigan Insured Fund II, Inc., a Maryland corporation (the “Fund”), to be voted at the 2000 Annual Meeting of Stockholders of the Fund (the “Meeting”), to be held at the offices of Merrill Lynch Investment Managers, L.P. (“MLIM”), 800 Scudders Mill Road, Plainsboro, New Jersey, on Wednesday, December 13, 2000 at 3:20 p.m. The approximate mailing date of this Proxy Statement is November 14, 2000.

All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted for the election of the Board of Directors to serve for the ensuing year, and for the ratification of the selection of independent auditors to serve for the Fund’s current fiscal year. Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the Fund at the Fund’s address indicated above or by voting in person at the Meeting.

The Board of Directors has fixed the close of business on October 30, 2000 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of and to vote at the Meeting and at any adjournment thereof. Stockholders on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the Record Date, the Fund had outstanding 3,621,776 shares of common stock, par value $.10 per share (“Common Stock”) and 1,360 shares of auction market preferred stock, par value $.10 per share and liquidation preference $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (“AMPS”). To the knowledge of the Fund, as of the Record Date, no person is the beneficial owner of more than five percent of the outstanding shares of Common Stock, and no person is the beneficial owner of more than five percent of the outstanding AMPS.

The Board of Directors of the Fund knows of no business other than that mentioned in Items 1 and 2 of the Notice of Special Meeting that will be presented for consideration at the Meeting. If any other matter is properly presented at the Meeting, it is the intention of the persons named on the enclosed proxy to vote in accordance with their best judgment.

ITEM 1. ELECTION OF BOARD OF DIRECTORS

At the Meeting, seven individual Directors will be elected to serve until the next Annual Meeting of Stockholders and until their successors are elected and qualified. It is intended that all properly executed proxies will be voted (unless such authority has been withheld in the proxy or properly revoked) as follows:

(1) All such proxies of the holders of AMPS, voting separately as a class, in favor of the two (2) persons designated as Directors to be elected by holders of AMPS; and

(2) All such proxies of the holders of AMPS and Common Stock, voting together as a single class, in favor of the five (5) persons designated as Directors to be elected by holders of AMPS and Common Stock.

Certain information concerning the nominees, including their designated classes, is set forth below:

To Be Elected by Holders of AMPS, Voting Separately as a Class:

Name and Address of Nominee	Age	Principal Occupations During Past Five Years and Public Directorships(1)	Director Since	Shares Beneficially Owned at the Record Date
				Common Stock	AMPS
M. Colyer Crum(1)(2) 104 Westcliff Road Weston, Massachusetts 02493-1410	68	Currently James R. Williston Professor of Investment Management Emeritus, Harvard Business School; James R. Williston Professor of Investment Management, Harvard Business School from 1971 to 1996; Director of Cambridge Bancorp.	1999	0	0
Laurie Simon Hodrick(1)(2)** 809 Uris Hall 3022 Broadway New York, New York 10027	38	Professor of Finance and Economics, Graduate School of Business, Columbia University since 1998; Associate Professor of Finance and Economics, Graduate School of Business, Columbia University from 1996 to 1998; Associate Professor of Finance, J.L. Kellogg Graduate School of Management, Northwestern University from 1992 to 1996.	1999	0	0

To Be Elected by Holders of Common Stock and AMPS, Voting Together as a Single Class:

Name and Address of Nominee	Age	Principal Occupations During Past Five Years and Public Directorships(1)	Director Since	Shares Beneficially Owned at the Record Date
				Common Stock	AMPS
Terry K. Glenn(1)* P.O. Box 9011 Princeton, NJ 08543-9011	60	Executive Vice President of MLIM and Fund Asset Management, L.P., ("FAM") (which terms as used herein include their corporate predecessors) since 1983; Executive Vice President and Director of Princeton Services, Inc. ("Princeton Services") since 1993; President of FAM Distributors, Inc. ("FAMD") since 1986 and Director thereof since 1991; President of Princeton Administrators, L.P. since 1988.	1999	0	0
Jack B. Sunderland(1)(2)*** P.O. Box 7 West Cornwall, Connecticut 06796	72	President and Director of American Independent Oil Company, Inc. (an energy company) since 1987; Member of Council on Foreign Relations since 1971.	1999	0	0
Stephen B. Swensrud(1)(2)**** 88 Broad Street, 2nd Fl Boston, Massachusetts 02110	67	Chairman of Fernwood Advisors (investment adviser) since 1996; Principal of Fernwood Associates (financial consultants) since 1975; Chairman of RPP Corporation (manufacturing company) since 1978; Director of International Mobile Communications, Inc. (telecommunications company) since 1998.	2000	0	0

Name and Address of Nominee	Age	Principal Occupations During Past Five Years and Public Directorships(1)	Director Since	Shares Beneficially Owned at the Record Date
				Common Stock	AMPS
J. Thomas Touchton(1)(2) Suite 3405 One Tampa City Center 201 North Franklin Street Tampa, Florida 33602	61	Managing Partner of The Witt-Touchton Company and its predecessor, The Witt Co. (a private investment partnership) since 1972; Trustee Emeritus of Washington and Lee University; Director of TECO Energy, Inc. (an electric utility holding company).	1999	0	0
Fred G. Weiss(1)(2) 16450 Maddalena Place Delray Beach, Florida 33446	59	Managing Director of FGW Associates since 1997; Vice President, Planning, Investments and Development of Warner Lambert Co. from 1979 to 1997; Director of Watson Pharmaceutical, Inc. (a pharmaceutical company) since 2000; Director of the Michael J. Fox Foundation for Parkinson's Research; Director of Laboratories Phoenix USA, Inc. (a private drug delivery company); and Director of Kann Institute for Medical Careers, Inc. (a private medical education company).	1999	0	0

(1) Each of the nominees is a director, trustee or member of an advisory board of certain other investment companies for which MLIM, FAM or their affiliates act as investment adviser. See "Compensation of Directors" below.

(2) Member of the Audit and Nominating Committee of the Board of Directors.

* Interested person, as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"), of the Fund.

** Ms. Hodrick was appointed a Director of the Fund and a Director/Trustee of certain other MLIM/FAM-advised funds on November 4, 1999.

*** Pursuant to the Fund's retirement policy, it is anticipated that Mr. Sunderland will retire from the Board of Directors of the Fund after December 31, 2000.

**** Mr. Swensrud was appointed a Director of the Fund in March 2000 and elected as a Director/Trustee of certain other MLIM/FAM-advised funds on July  17, 2000.

The Board of Directors of the Fund knows of no reason why any of the nominees listed above will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominee or nominees as the Board may recommend.

Committee and Board Meetings. The Board of Directors has a standing Audit and Nominating Committee (the "Committee"), which consists of the Directors who are not "interested persons" of the Fund within the meaning of the Investment Company Act. The principal purpose of the Committee is to review the scope of the annual audit conducted by the Fund's independent auditors and the evaluation by such auditors of the accounting procedures followed by the Fund. The Committee also reviews and nominates candidates to serve as non-interested Directors. The Committee generally will not consider nominees recommended by stockholders of the Fund. The non-interested Directors have retained independent legal counsel to assist them in connection with these duties.

During the fiscal year ended July 31, 2000, the Board of Directors held seven meetings and the Committee held four meetings. Except for Mr. Swensrud, all of the Directors then serving attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and, if a member, the total number of meetings of the Committee held during such period for which he or she served.

Compliance with Section 16(a) of the Securities Exchange Act of 1934. Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Fund's officers, directors and persons who own more than ten percent of a registered class of the Fund's equity securities to file reports of ownership and changes in ownership on Forms 3, 4, and 5 with the Securities and Exchange Commission ("SEC"). Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish the Fund with copies of all Forms 3, 4 and 5 they file.

Based solely on the Fund's review of the copies of such forms, and amendments thereto, furnished to it during or with respect to its most recent fiscal year, and written representations from certain reporting persons that they were not required to file Form 5 with respect to the most recent fiscal year, the Fund believes that all of its officers, directors, greater than ten percent beneficial owners and other persons subject to Section 16 of the Exchange Act due to the requirements of Section 30 of the Investment Company Act (i.e., any advisory board member, investment adviser or affiliated person of the Fund's investment adviser) have complied with all filing requirements applicable to them with respect to transactions during the Fund's most recent fiscal year, except that (i) Stephen B. Swensrud inadvertently made a late Form 3 filing reporting his Initial Statement of Beneficial Ownership of Securities, and (ii) Michael G. Clark inadvertently made a late Form 4 filing reporting his Statement of Changes in Beneficial Ownership.

Interested Persons. The Fund considers Mr. Glenn to be an "interested person" of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act because of the positions he holds with FAM and its affiliates and/or due to his ownership of securities issued by ML & Co. Mr. Glenn is the President of the Fund.

Compensation of Directors. FAM, the Fund's investment adviser, pays all compensation to all officers of the Fund and all Directors of the Fund who are affiliated with ML & Co. or its affiliates. The Fund pays each Director not affiliated with FAM (each a "non-interested Director") a fee of $2,500 per year plus $250 per in person meeting attended, together with such Director's actual out-of-pocket expenses relating to attendance at meetings. The Fund also pays each member of its Committee, which consists of all of the non-interested Directors, a fee of $500 per year plus $125 per Committee meeting attended. These fees and expenses aggregated $28,703 for the fiscal year ended July 31, 2000.

The following table sets forth for the fiscal year ended July  31, 2000 compensation paid by the Fund to the non-interested Directors and, for the calendar year ended December 31, 1999, the aggregate compensation paid by all investment companies advised by FAM and its affiliate, MLIM ("MLIM/FAM advised funds"), to the non-interested Directors.

Name of Director or Nominee	Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Aggregate Compensation from Fund and MLIM/FAM Advised Funds Paid to Directors
M. Colyer Crum(1)	$4,375	None	$122,975
Laurie Simon Hodrick(1)	$4,375	None	$53,000
Jack B. Sunderland(1)	$4,375	None	$143,975
Stephen B. Swensrud(1)	$4,375	None	$232,250
J. Thomas Touchton(1)	$4,375	None	$142,725
Fred G. Weiss(1)	$4,375	None	$122,975

(1) The Directors serve on the boards of MLIM/FAM advised funds as follows: Mr. Crum (25 registered investment companies consisting of 55 portfolios); Ms. Hodrick (25 registered investment companies consisting of 55 portfolios); Mr. Sunderland (25 registered investment companies consisting of 55 portfolios); Mr. Swensrud (44 registered investment companies consisting of 91 portfolios); Mr. Touchton (25 registered investment companies consisting of 55 portfolios); and Mr. Weiss (25 registered investment companies consisting of 55 portfolios).

Officers of the Fund. The Board of Directors has elected officers of the Fund. Officers of the Fund are elected and appointed by the Board and hold office until they resign, are removed or are otherwise disqualified to serve. The following sets forth information concerning each of these officers:

Name and Principal Occupation	Office	Age	Officer Since
Terry K. Glenn Executive Vice President of MLIM and FAM since 1983; Executive Vice President and Director of Princeton Services since 1993; President of FAMD since 1986 and Director thereof since 1991; President of Princeton Administrators, L.P. since 1988.	President	60	1999
Vincent R. Giordano Managing Director of MLIM since 2000; Senior Vice President of MLIM from 1984 to 2000; Portfolio Manager of FAM and MLIM since 1977; Senior Vice President of Princeton Service 1993.	Senior Vice President	56	1999
Donald C. Burke First Vice President of MLIM and FAM since 2000; Treasurer of FAM and MLIM since 1999; Senior Vice President of MLIM and FAM from 1999 to 2000; Senior Vice President and Treasurer of Princeton Services since 1999; Vice President of FAMD since 1999; First Vice President of MLIM from 1997 to 1999; Vice President of MLIM from 1990 to 1997; Director of Taxation of MLIM and FAM since 1990.	Vice President and Treasurer	40	1999
Kenneth A. Jacob First Vice President of MLIM since 1997; Vice President of MLIM from 1984 to 1997; Vice President of FAM since 1984.	Vice President	49	1999
Robert A. DiMella Vice President of MLIM since 1997; Assistant Portfolio Manager of MLIM from 1993 to 1995; Assistant Portfolio Manager with Prudential Investment Advisers from 1991 to 1993.	Vice President	33	1999
Fred K. Stuebe Vice President of MLIM since 1989.	Vice President	49	1999

Name and Principal Occupation	Office	Age	Officer Since
Alice A. Pellegrino Vice President of MLIM since 1999; Attorney associated with MLIM since 1997; Associate with Kirkpatrick & Lockhart LLP from 1992 to 1997.	Secretary	40	1999

Stock Ownership. At the Record Date, the Directors and officers of the Fund as a group owned an aggregate of less than 1% of the Common Stock of the Fund outstanding at such date and owned none of the AMPS outstanding at such date. At such date, Arthur Zeikel, a Director of the Fund and Mr. Glenn, an officer and a Director of the Fund, and the other officers of the Fund owned an aggregate of less than 1% of the outstanding shares of common stock of ML & Co.

ITEM 2. RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS

The Board of Directors of the Fund, including a majority of the Directors who are not interested persons of the Fund, has selected the firm of Ernst & Young LLP ("E&Y"), independent auditors, to examine the financial statements of the Fund for its current fiscal year. The Fund knows of no direct or indirect financial interest of such firm in the Fund. Such appointment is subject to ratification or rejection by the stockholders of the Fund. Unless a contrary specification is made, the accompanying proxy will be voted in favor of ratifying the selection of such auditors.

E&Y also acts as independent auditors for other investment companies for which FAM acts as investment adviser. The Board of Directors considered the fact that E&Y has been retained as the independent auditors for other entities described above in its evaluation of the independence of E&Y with respect to the Fund. The fees received by E&Y from these other entities are substantially greater, in the aggregate, than the total fees received by it from the Fund.

Representatives of E&Y are expected to be present at the Meeting and will have the opportunity to make a statement if they so desire and to respond to questions from stockholders.

ADDITIONAL INFORMATION

The expenses of preparation, printing and mailing of the enclosed form of proxy and accompanying Notice and Proxy Statement will be borne by the Fund. The Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund.

In order to obtain the necessary quorum at the Meeting (i.e., one-third of the shares of each class of securities of the Fund entitled to vote at the Meeting, present in person or by proxy), supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of the Fund. The Fund has retained Shareholder Communication Corporation, 17 State Street, New York, New York 10024 (800)645-4519 to assist in the solicitation of proxies, at a cost to the Fund of approximately $3,500 plus out of pocket expenses.

All shares represented by properly executed proxies, unless such proxies have previously been revoked, will be voted at the Meeting in accordance with the directions on the proxies; if no direction is indicated, the shares will be voted "FOR" the Director nominees and "FOR" the ratification of E&Y as independent auditors.

With respect to Item 1, "Election of Directors," holders of AMPS, voting separately as a class, are entitled to elect the two Directors designated above and holders of Common Stock and AMPS, voting together as a single class, are entitled to elect the remaining Directors. Assuming a quorum is present, (i) election of the two Directors to be elected by the holders of AMPS, voting separately as a class, will require a plurality of all votes cast by the holders of AMPS represented at the Meeting and entitled to vote; and (ii) election of the remaining Directors will require a plurality of all votes cast by the holders of Common Stock and the AMPS represented at the Meeting and entitled to vote, voting together as a single class.

With respect to Item 2, "Ratification of the Selection of Independent Auditors," assuming a quorum is present, approval will require the affirmative vote of a majority of the votes cast by the holders of shares of Common Stock and the AMPS represented, present in person or by proxy at the Meeting and entitled to vote, voting together as a single class.

Broker-dealer firms, including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), holding Fund shares in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each Item before the Meeting. The Fund understands that, under the rules of the American Stock Exchange, such broker-dealer firms may, without instructions from their customers and clients, grant authority to the proxies designated to vote on the election of Directors (Item 1) and ratification of the selection of independent auditors (Item 2) if no instructions have been received prior to the date specified in the broker-dealer firm's request for voting instructions. The Fund will include shares held of record by broker-dealers as to which such authority has been granted in its tabulation of the total number of votes present for purposes of determining whether the necessary quorum of stockholders exists. Proxies that are returned to the Fund but that are marked "abstain" or on which a broker-dealer has declined to vote on any proposal ("broker non-votes") will be counted as present for purposes of a quorum. MLPF&S has advised the Fund that it intends to vote shares held in its name for which no instructions have been received except as limited by agreement or applicable law, on Items 1 and 2 in the same proportion as votes received from beneficial owners of those shares for which it has received instructions whether or not held in nominee name. Abstentions and broker non-votes will not be counted as votes cast and therefore will have no effect on the vote on either Item 1 or Item 2.

Address of Investment Advisor

The principal office of FAM is located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

Annual Report Delivery

The Fund will furnish, without charge, a copy of its annual report for the Fund's last fiscal year and a copy of its most recent semi-annual report, if any, to any stockholder upon request. Such requests should be directed to the attention of the Secretary of the Fund, P.O. Box 9011, Princeton, New Jersey 08543-9011, or to 1-800-637-3863.

Stockholder Proposals

If a stockholder intends to present a proposal at the 2001 Annual Meeting of Stockholders of the Fund which is anticipated to be held in December 2001, and desires to have the proposal included in the Fund's proxy statement and form of proxy for that meeting, the stockholder must deliver the proposal to the offices of the Fund by July 12, 2000.

                                                                                   By Order of the Board of Directors

                                                                                   Alice A. Pellegrino
                                                                                   Secretary

Dated: November 9, 2000

COMMON STOCK

MUNIHOLDINGS MICHIGAN INSURED FUND II, INC.
P.O. Box 9011
Princeton, New Jersey 08543-9011

PROXY
This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Terry K. Glenn, Donald C. Burke and Alice A. Pellegrino as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Common Stock of MuniHoldings Michigan Insured Fund II, Inc. (the "Fund") held of record by the undersigned on October 30, 2000 at the annual meeting of stockholders of the Fund to be held on December 13, 2000 or any adjournment thereof.

This proxy when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposals 1 and 2.

By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote "FOR" each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes ■ or ☑ in blue or black ink.

1. ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) ☐	WITHHOLD AUTHORITY To vote for all nominees listed below ☐

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)

Terry K. Glenn, Jack B. Sunderland, Stephen B. Swensrud, J. Thomas Touchton and Fred G. Weiss.

2.	Proposal to ratify the selection of Ernst & Young LLP as the independent auditors of the Fund to serve for the current fiscal year.
FOR ☐	AGAINST ☐	ABSTAIN ☐
3.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:                                          , 2000

x

Signature

x

Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

AUCTION MARKET
PREFERRED STOCK

MUNIHOLDINGS MICHIGAN INSURED FUND II, INC.
P.O. Box 9011
Princeton, New Jersey 08543-9011

PROXY
This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Terry K. Glenn, Donald C. Burke and Alice A. Pellegrino as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Auction Market Preferred Stock of MuniHoldings Michigan Insured Fund II, Inc. (the "Fund") held of record by the undersigned on October 30, 2000 at the annual meeting of stockholders of the Fund to be held on December 13, 2000 or any adjournment thereof.

This proxy when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposals 1 and 2.

By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote "FOR" each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes ■ or ☑ in blue or black ink.

1. ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) ☐	WITHHOLD AUTHORITY To vote for all nominees listed below ☐

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)

M. Colyer Crum, Laurie Simon Hodrick, Terry K. Glenn, Jack B. Sunderland, Stephen B. Swensrud, J. Thomas Touchton and Fred G. Weiss.

2.	Proposal to ratify the selection of Ernst & Young LLP as the independent auditors of the Fund to serve for the current fiscal year.
FOR ☐	AGAINST ☐	ABSTAIN ☐
3.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:                                          , 2000

X

Signature

X

Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.